DPAC Technologies Corp. (0-14843)
                                        acquisition of QuaTech, Inc. (non-filer)
                                                             Reg. No. 333-129532

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 5

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 August 5, 2005

                                ----------------

                             DPAC TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)
                                ----------------

         California                    0-14843                  33-0033759
(State or other jurisdiction         (Commission              I.R.S. Employer
      of incorporation)              File Number)          Identification Number

                                ----------------

                7321 Lincoln Way, Garden Grove, California 92841
               (Address of principal executive office) (Zip Code)

                                 714/ 898-0007
               Registrant's telephone number, including area code


                                 Not Applicable
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|X| Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                  INTRODUCTION

This Amendment No. 5 is filed to amend Form 8-K and pursuant to Rules 165 and 425 promulgated under the Securities Act of 1933, as amended.

Pursuant to Rule 425, the Exhibit filed herewith and incorporated by reference shall be deemed filed with, rather than furnished to, the Securities and Exchange Commission.


Section 8 - Other Events

Item 8.01  - Other Events

On February 13, 2006 the Registrant issued a press release dated February 13, 2006 to announce that the Altman Group was acting on behalf of the Registrant in soliciting proxies for the Registrant's shareholders meeting to be held on February 23, 2006, and any adjournments or postponements thereof. The press release is filed herewith as Exhibit 99.3 and is incorporated herein by this reference.



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




Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)                                  EXHIBITS

 Ex. No.                           Description
----------          ------------------------------------------------------------

2.4 Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission(1)
2.4.1               Typed signatures to Exhibit 2.4(2)
2.4.2               First Amendment, dated August 5, 2005, to Agreement and
                    Plan of Reorganization, originally entered into on April 26, 2005(3)
2.4.3 Second Amendment, dated October 20, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005(5)
2.4.4 Third Amendment, dated December 12, 2005, to the Agreement and Plan of Reorganization, originally entered into on April 26, 2005(6)
2.5 License Agreement, dated August 5, 2005, originally entered into on April 26, 2005(3)
2.5.1 First Amendment, dated October 20, 2005, to License Agreement dated August 5, 2005(5)
10.24               Bridge Loan and Escrow Agreement, dated July 29, 2005(3)
10.25               Convertible Term Note, dated August 5, 2005(3)
10.25.1             Amendment to Convertible Term Note, dated January 5,
                    2006(7)
10.26               Loan Agreement, dated August 5, 2005(3)
10.27               Security Agreement, dated August 5, 2005, with attached
                    Riders(3)
99.1                Press Release of Registrant, dated August 5, 2005(3)
99.2                Press Release of Registrant, dated October 20, 2005(4)
99.3                Press Release of Registrant, dated February 13, 2006
--------------------------------------------------------------------------------
(1) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on April 27, 2005.
(2) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on May 20, 2005.
(3) Filed as a like-numbered Exhibit to the Registrant's Form 8-K filed with the SEC on August 9, 2005.
(4) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on October 20, 2005.
(5) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on November 22, 2005.
(6) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on December 13, 2005.
(7) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on January 6, 2006.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DPAC Technologies Corp.
                             (Registrant)

                             Date  February 13, 2006

                                /s/ Creighton K. Early
                             ---------------------------------------------------
                             (Signature)

                                Creighton K. Early, Chief Executive Officer
                             ---------------------------------------------------
                             (Name and Title)


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


(c)                                  EXHIBITS

 Ex. No.                           Description
----------          ------------------------------------------------------------
2.4                 Agreement and Plan of Reorganization dated April 26, 2005
                    among the Registrant, DPAC Acquisition Sub, Inc. and
                    QuaTech, Inc., including selected exhibits: Forms of
                    Shareholder and Registration Rights Agreement, Employment
                    Agreement for Steven Runkel and Employment Agreement for
                    Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the
                    Securities Exchange Commission(1)
2.4.1               Typed signatures to Exhibit 2.4(2)
2.4.2               First Amendment, dated August 5, 2005, to Agreement and
                    Plan of Reorganization, originally entered into on April 26,
                    2005(3)
2.4.3               Second Amendment, dated October 20, 2005, to Agreement and
                    Plan of Reorganization, originally entered into on April 26,
                    2005, as subsequently amended by the First Amendment dated
                    August 5, 2005(5)
2.4.4               Third Amendment, dated December 12, 2005, to the Agreement and Plan of Reorganization, originally entered into on April
                    26, 2005(6)
2.5                 License Agreement, dated August 5, 2005, originally entered into on April 26, 2005(3)
2.5.1               First Amendment, dated October 20, 2005, to License
                    Agreement dated August 5, 2005(5)
10.24               Bridge Loan and Escrow Agreement, dated July 29, 2005(3)
10.25               Convertible Term Note, dated August 5, 2005(3)
10.25.1             Amendment to Convertible Term Note, dated January 5,
                    2006(7)
10.26               Loan Agreement, dated August 5, 2005(3)
10.27               Security Agreement, dated August 5, 2005, with attached
                    Riders(3)
99.1                Press Release of Registrant, dated August 5, 2005(3)
99.2                Press Release of Registrant, dated October 20, 2005(4)
99.3                Press Release of Registrant, dated February 13, 2006
--------------------------------------------------------------------------------
(1) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on April 27, 2005.
(2) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on May 20, 2005.
(3) Filed as a like-numbered Exhibit to the Registrant's Form 8-K filed with the SEC on August 9, 2005.
(4) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on October 20, 2005.
(5) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on November 22, 2005.
(6) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on December 13, 2005.
(7) Filed as a like-numbered Exhibit to the Registrant's Form 8-K/A filed with the SEC on January 6, 2006.


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